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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) September 9, 1997






                        WESTIN HOTELS LIMITED PARTNERSHIP
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                      0-15097                 91-1328985
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




            2001 Sixth Avenue
           Seattle, Washington                                      98121
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               (206)443-5000
                                                                 -------------




                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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                        WESTIN HOTELS LIMITED PARTNERSHIP
                                AND SUBSIDIARIES

                               REPORT ON FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 9, 1997 Starwood Lodging Trust and Starwood Lodging Corp. ("Starwood") announced the execution of a definitive agreement to acquire Westin Hotels and Resorts, which includes Westin Hotel Company. The transaction is expected to close by January 31, 1998 and is subject to shareholder and regulatory approval. In connection with the transaction, Starwood Lodging Company will change its name to Westin Hotels & Resorts Worldwide, Inc. (the "new Westin"). Barry S. Sternlicht will continue as Chairman and CEO of Starwood Lodging Trust and will be appointed Chairman of the Board of the new Westin. Juergen Bartels, who has 40 years of experience in the hotel industry and is currently Chairman and CEO of Westin, will be appointed CEO of the new Westin.

         Under the terms of the definitive agreement, Starwood will acquire Westin for a combination of securities, cash and assumed debt. In addition to the 92 Westin managed, franchised and represented properties in locations all over the world, Starwood will also acquire Westin's ownership interest in 16 Westin hotel properties. This includes Westin's interest in The Westin St. Francis and The Westin Michigan Avenue, Chicago, through the 8.38% General Partner interest held by Westin Realty Corp. in Westin Hotels Limited Partnership.

         Westin Hotel Company is the parent company of Westin Realty Corp., the sole General Partner of the Partnership. Westin Realty Corp. will continue to manage the Partnership subject to the terms of the Partnership Agreement. Westin Hotel Company also owns 100% of The St. Francis Hotel Corporation and 909 North Michigan Avenue Corporation, the respective general partners of The Westin St. Francis Limited Partnership and The Westin Chicago Limited Partnership (the "Hotel Partnerships"). The Hotel Partnerships are subsidiary limited partnerships of the Partnership and directly own and operate The Westin St. Francis and The Westin Michigan Avenue, Chicago. The sale of Westin Hotel Company will not change the structure of the ownership of either the Partnership or Hotel Partnerships. Moreover, Starwood has no beneficial ownership interest in the Partnership as a limited partner.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         99. Press release issued by Starwood Lodging Trust and Starwood Lodging Corp. on September 9, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTIN HOTELS LIMITED PARTNERSHIP
                                   (a Delaware limited partnership)

                                   By:  WESTIN REALTY CORP.,
                                        Its sole General Partner



                                        By:  /s/ Richard Mahoney
                                            ------------------------------------
                                                Richard Mahoney, Director,
                                                Vice President, Chief Financial
                                                Officer and Treasurer
DATE:  September 15, 1997